UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.
(Name of Registrant as Specified In Its Charter)

AB VALUE PARTNERS, LP AB VALUE MANAGEMENT LLC ANDREW T. BERGER BRADLEY L. RADOFF MARY BRADLEY
(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

AB VALUE PARTNERS, LP AND BRADLEY L. RADOFF

AMENDMENT TO SUPPLEMENT TO PROXY STATEMENT FILED ON JULY 21, 2022

2022 ANNUAL MEETING OF STOCKHOLDERS

OF

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

This amendment to proxy statement supplement (this “Amendment”) and accompanying BLUE proxy card are being furnished to stockholders of Rocky Mountain Chocolate Factory, Inc., a Delaware corporation (“Rocky Mountain” or the “Company”) by AB Value Partners, LP, Bradley L. Radoff and the other participants named herein (collectively, the “AB Value-Radoff Group” or “we”) in connection with the solicitation of proxies from the holders (the “Stockholders”) of common stock, par value $0.001 per share (the “Common Stock”), of the Company, in connection with the 2022 Annual Meeting of Stockholders of the Company scheduled to be held virtually at www.cesonlineservices.com/rmcf22_vm on August 18, 2022 at 10:00 a.m., Mountain Time (including any and all adjournments, postponements, continuations or reschedulings thereof, or any other meeting of Stockholders of the Company held in lieu thereof, the “Annual Meeting”).

The AB Value-Radoff Group filed its definitive proxy statement for the Annual Meeting with the Securities and Exchange Commission (the “SEC”) on July 13, 2022 (the “Proxy Statement”) and a supplement thereto on July 21, 2022 (the “Supplement” and together with the Proxy Statement, the “Definitive Proxy Statement”).

As disclosed in the Supplement, the AB Value-Radoff Group mailed definitive proxy materials, including a BLUE proxy card, to Stockholders on or about July 13, 2022, in furtherance of seeking the election of a slate of two highly qualified nominees. On July 20, 2022, the AB Value-Radoff Group determined to reduce it slate of director nominees to just one nominee, Mary Bradley, in light of feedback we received from Stockholders and our ongoing review of the best ways to ensure the Company is on the right track to enhance value for all Stockholders. The Supplement in furtherance of the election of our one remaining nominee was mailed to Stockholders on or about July 21, 2022.

The purpose of this Amendment is to clarify the effect of voting the BLUE proxy card that accompanied the Proxy Statement versus the BLUE proxy card that accompanied the Supplement with respect to the election of directors (Proposal 1).

BLUE proxy cards that have been or are submitted in connection with our mailing to Stockholders of the Proxy Statement and proxy card on or about July 13, 2022 remain valid and will be voted at the Annual Meeting as instructed. If no indication is made with respect to the election of directors, such proxy cards will be voted “FOR” the election of Ms. Bradley and the Company’s nominees other than Brett P. Seabert and Jeffrey R. Geygan, for whom discretionary authority to vote for was not sought.

BLUE proxy cards that have been or are submitted in connection with our mailing to Stockholders of the Supplement and proxy card on or about July 21, 2022 remain valid and will be voted at the Annual Meeting as instructed. If no indication is made with respect to the election of directors, such proxy cards will be voted “FOR” the election of Ms. Bradley and the Company’s nominees other than Brett P. Seabert, for whom discretionary authority to vote for was not sought.

Accordingly, if you do not resubmit your vote on the BLUE proxy card accompanying the Supplement, your shares will not be voted for a full slate of six nominees in total. THEREFORE, EVEN IF YOU HAVE ALREADY SENT A PROXY CARD TO THE COMPANY OR VOTED ON THE FORM OF BLUE PROXY CARD ACCOMPANYING THE PROXY STATEMENT, WE URGE YOU TO RESUBMIT YOUR VOTE ON THE BLUE PROXY CARD ACCOMPANYING THE SUPPLEMENT.

This Amendment is dated August 8, 2022, and is first being furnished to stockholders on or about August 8, 2022. This Amendment should be read in conjunction with the Definitive Proxy Statement. Defined terms used but not defined herein have the meanings ascribed to them in the Definitive Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

This Amendment, the Definitive Proxy Statement and our BLUE Proxy Card are available at no charge at:

www.saratogaproxy.com/RMCFcontest

If you have any questions, require assistance in voting your BLUE proxy card, or need additional copies of the AB Value-Radoff Group’s proxy materials, please contact Saratoga Proxy Consulting LLC at the phone numbers or email address listed below.

Stockholders call toll free at (888) 368-0379

Email: info@saratogaproxy.com

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

2022 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF AB VALUE PARTNERS, LP, BRADLEY L. RADOFF AND THE OTHER PARTICIPANTS IN THEIR PROXY SOLICITATION

THE BOARD OF DIRECTORS OF ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.
IS NOT SOLICITING THIS PROXY

P     R     O     X     Y

The undersigned appoints Bradley L. Radoff, Andrew T. Berger, John Ferguson and Ryan Nebel, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock of Rocky Mountain Chocolate Factory, Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the 2022 annual meeting of stockholders of the Company scheduled to be held virtually at www.cesonlineservices.com/rmcf22_vm on August 18, 2022, at 10:00 a.m. Mountain Time (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to AB Value Partners, LP and Bradley L. Radoff (collectively, the “AB Value-Radoff Group”) a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, “FOR” PROPOSAL 2 and “AGAINST” PROPOSAL 3.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with the AB Value-Radoff Group’s solicitation of proxies for the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[X] Please mark vote as in this example

THE AB VALUE-RADOFF GROUP STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE NOMINEE LISTED BELOW IN PROPOSAL 1 AND AGAINST PROPOSAL 3. THE AB VALUE-RADOFF GROUP MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL 2.

1.	The AB Value-Radoff Group’s proposal to elect Mary Bradley as a director of the Company.

		FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW
Nominees:	Mary Bradley	☐	☐	☐
	And for the Company’s nominees other than Brett P. Seabert			__________________
__________________
__________________

The AB Value-Radoff Group does not expect that the nominee will be unable to stand for election, but, in the event that the nominee is unable to serve or for good cause will not serve, the shares of common stock represented by this proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Company’s organizational documents and applicable law. In addition, the AB Value-Radoff Group has reserved the right to nominate substitute person(s) if the Company makes or announces any changes to its organizational documents or takes or announces any other action that has, or if consummated would have, the effect of disqualifying the nominee, to the extent this is not prohibited under the Company’s organizational documents and applicable law. In any such case, shares of common stock represented by this proxy card will be voted for such substitute nominee(s).

The AB Value-Radoff Group intends to use this proxy to vote (i) “FOR” Mary Bradley and (ii) “FOR” the candidates who have been nominated by the Company other than Brett P. Seabert, for whom the AB Value-Radoff Group is not seeking authority to vote for and will not exercise any such authority. The names, backgrounds and qualifications of the candidates who have been nominated by the Company, and other information about them, can be found in the Company’s proxy statement. There is no assurance that any of the candidates who have been nominated by the Company will serve as directors if the AB Value-Radoff Group’s nominee is elected.

Note: If you do not wish for your shares of common stock to be voted “FOR” a particular nominee, mark the “FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW” box and write the name(s) of the nominee(s) you do not support on the line below. Your shares of common stock will be voted for the remaining nominee(s). You may also withhold authority to vote for the candidates who have been nominated by the Company other than Brett P. Seabert by writing the names of such candidate(s) below.

________________________________________________________________

2.	Company’s proposal to ratify the appointment of Plante & Moran PLLC as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2023.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	Company’s proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers.
☐ FOR	☐ AGAINST	☐ ABSTAIN

DATED: ____________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.